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                                                                    EXHIBIT 10.1

                      LOAN DOCUMENTS MODIFICATION AGREEMENT

         THIS LOAN DOCUMENTS MODIFICATION AGREEMENT (hereinafter referred to as this "Amendment") is made and entered into as of the 10th day of May, 2004, by and among INNOTRAC CORPORATION, a Georgia corporation and iFULFILLMENT, Inc., a Georgia corporation (hereinafter collectively referred to as "Borrowers"), and SOUTHTRUST BANK, an Alabama banking corporation, successor by conversion to SouthTrust Bank, NA, a national banking association (hereinafter referred to as "Lender").

                              BACKGROUND STATEMENT

         Borrowers and Lender are parties to that certain Second Amended and Restated Line of Credit Note dated April 3, 2003, made by Borrowers to the order of Lender in the original principal amount of Forty Million and No/100 Dollars ($40,000,000.00), as modified by the parties from time-to-time (hereinafter referred to as the "Note", and the loan evidenced thereby as the "Loan"). The
Note is secured by that certain (a) Second Amended and Restated Loan and Security Agreement by and between Borrowers and Lender dated as of even date thereof, as subsequently modified by the parties from time-to-time (the "Loan Agreement"), and (b) any and all other documents related to the aforementioned documents, as subsequently modified by the parties from time-to-time (hereinafter collectively referred to as the "Loan Documents"). Borrowers and Lender have agreed to amend the Loan Agreement, to modify all of the other Loan Documents to reflect the same, and the parties hereto are entering into this Amendment to evidence their agreements.

                                    AGREEMENT

         FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the foregoing recitals, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrowers and Lender do hereby agree as follows:

                  1. MODIFICATION OF LOAN AGREEMENT. The terms of the Loan Agreement are hereby modified and amended, effective as of the date hereof, as follows:

                  (A) By deleting the Recitals located on Page 1 of the Loan Agreement in its entirety and replacing the same with the following substitute Recitals:

                                "R E C I T A L S:

         WHEREAS, the Borrowers have requested Bank to make available to Borrowers a line of credit in the amount of up to $25,000,000.00, and the Bank is willing to make such credit facility available to the Borrowers on the terms and conditions hereinafter set forth and secured as provided in this agreement.

         NOW, THEREFORE, the Borrowers and the Bank agree as follows:"

                  (B)      By deleting the following definitions from Section
1.1 of the Loan Agreement in their entirety and replacing the same with the following substitute definitions:

                  "Aggregate Loan Values - the lesser of (i) $25,000,000.00 less the aggregate face amount of all issued and outstanding Letters of Credit, or
(ii) the sum of the Loan Value of Accounts plus the Loan Value of Inventory."

                  "Line of Credit Loan - that certain line of credit loan in the aggregate amount of up to $25,000,000.00 by Bank to Borrowers as more specifically described in Section 2.1(A) hereof."

                  (C) By deleting Section 2.1(A)(4) of the Loan Agreement in its entirety and replacing the same with the following substitute provision:

                  "(4)     If the outstanding principal amount of the Line of
Credit Loan at any time exceeds the lesser of $25,000,000.00 or the Aggregate Loan Values as reflected on the Borrowers' Report, Borrowers shall immediately pay the Bank an amount equal to such excess as a payment on the principal amount of the Line of Credit Loan."

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         (D)      By deleting Section 6.22(1) of the Loan Agreement in its
entirety and replacing the same with the following substitute provision:

                  "(1)     A minimum aggregate Adjusted Tangible Net Worth of no
less than $24,000,000.00, to be measured and reviewed as of the end of each fiscal quarter of Borrowers, commencing effective December 31, 2003, in each fiscal year of Borrowers, as determined under GAAP."

         (E) By deleting Section 6.22(3) of the Loan Agreement in its entirety and replacing the same with the following substitute provision:

                  "(3)     A minimum aggregate Fixed Charge Coverage ratio of
1.30 : 1.00, to be measured and reviewed as of the end of each fiscal quarter of Borrowers, commencing effective December 31, 2003, in each fiscal year of Borrowers, as determined under GAAP, on a trailing four (4) quarter basis."

                  2. AMENDMENT AND RESTATEMENT OF NOTE. Borrowers and Lender do hereby amend and restate the Note by deleting therefrom all the provisions of the Note in their entirety and by inserting in lieu thereof all the provisions of the promissory note dated of even date hereof, bearing the title "Third Amended and Restated Line of Credit Note", by Borrowers in favor of Lender, and incorporated herein by reference as though fully set forth herein and to which all references to the Note shall refer. Borrowers and Lender agree that henceforth the "Third Amended and Restated Line of Credit Note" shall serve as the original instrument evidencing the $25,000,000.00 indebtedness referred to herein; provided, however, that all interest and charges accrued to the date hereof under the original Note shall remain due and payable under the original Note.

                  3. MODIFICATION OF LOAN DOCUMENTS. As of the date hereof, Borrowers hereby reaffirm and restate each and every warranty and representation set forth in the Loan Documents. The terms of the Loan Documents are hereby modified and amended, effective as of the date hereof, so that any reference in any of the Loan Documents to the Loan Agreement or the Note shall refer to the Loan Agreement and Note as herein amended.

                  4. RATIFICATION; EXPENSES. Except as herein expressly modified or amended, all the terms and conditions of the Note, the Loan Agreement and the other Loan Documents are hereby ratified, affirmed, and approved. In consideration of Lender agreeing to modify the Loan Agreement, Borrowers agree to pay all fees and expenses incurred in connection with this Amendment including an amendment and/or modification fee.

                  5. NO DEFENSES; RELEASE. For purposes of this Paragraph 5, the terms "Borrower Parties" and "Lender Parties" shall mean and include Borrowers and Lender, respectively, and each of their respective predecessors, successors and assigns, and each past and present, direct and indirect, parent, subsidiary and affiliated entity of each of the foregoing, and each past and present employee, agent, attorney-in-fact, attorney-at-law, representative, officer, director, shareholder, partner and joint venturer of each of the foregoing, and each heir, executor, administrator, successor and assign of each of the foregoing; references in this paragraph to "any" of such parties shall be deemed to mean "any one or more" of such parties; and references in this sentence to "each of the foregoing" shall mean and refer cumulatively to each party referred to in this sentence up to the point of such reference. Borrower hereby acknowledge, represent and agree: that Borrowers have no defenses, setoffs, claims, counterclaims or causes of action of any kind or nature whatsoever with respect to the Note and the other Loan Documents or the indebtedness evidenced and secured thereby, or with respect to any other documents or instruments now or heretofore evidencing, securing or in any way relating to the Loan, or with respect to the administration or funding of the Loan, or with respect to any other transaction, matter or occurrence between any of the Borrower Parties and any Lender Parties or with respect to any acts or omissions of any Lender Parties, with respect to each of the same, limited only to the extent that such acts, claims or actions exist on or prior to the date hereof (all of said defenses, setoffs, claims, counterclaims or causes of action being hereinafter referred to as "Loan Related Claims"); that, to the extent that Borrowers may be deemed to have any Loan Related Claims, Borrowers do hereby expressly waive, release and relinquish any and all such Loan Related Claims, whether or not known to or suspected by Borrowers; that Borrowers shall not institute or cause to be instituted any legal action or proceeding of any kind based upon any Loan Related Claims; and that Borrowers shall indemnify, hold harmless and defend all Lender Parties from and against any and all Loan Related Claims and any and all losses, damages, liabilities, costs and expenses suffered or incurred by any Lender Parties as a result of any assertion or allegation by any Borrower Parties of any Loan Related Claims or as a result of any legal action related thereto.

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                  6.       NO NOVATION. Borrowers and Lender hereby acknowledge
and agree that this Amendment shall not constitute a novation of the indebtedness evidenced by the Loan Documents, and further that the terms and provisions of the Loan Documents shall remain valid and in full force and effect except as may be hereinabove modified and amended.

                  7. NO WAIVER OR IMPLICATION. Borrowers hereby agree that nothing herein shall constitute a waiver by Lender of any default, whether known or unknown, which may exist under the Note or any other Loan Document. Borrowers hereby further agree that no action, inaction or agreement by Lender, including, without limitation, any extension, indulgence, waiver, consent or agreement of modification which may have occurred or have been granted or entered into (or which may be occurring or be granted or entered into hereunder or otherwise) with respect to nonpayment of the Loan or any portion thereof, or with respect to matters involving security for the Loan, or with respect to any other matter relating to the Loan, shall require or imply any future extension, indulgence, waiver, consent or agreement by Lender. Borrowers hereby acknowledge and agree that Lender has made no agreement, and is in no way obligated, to grant any future extension, indulgence, waiver or consent with respect to the Loan or any matter relating to the Loan.

                  8. NO RELEASE OF COLLATERAL. Borrowers further acknowledge and agree that this Amendment shall in no way occasion a release of any collateral held by Lender as security to or for the Loan, and that all collateral held by Lender as security to or for the Loan shall continue to secure the Loan.

                  9. SUCCESSORS AND ASSIGNS. This Amendment shall be binding upon and inure to the benefit of Borrowers and Lender and their respective successors and assigns, whether voluntary by act of the parties or involuntary by operation of law.

                         [Signatures on Following Page]

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         IN WITNESS WHEREOF, this Amendment has been duly executed under seal by
Borrowers and Lender, as of the day and year first above written.

                                 BORROWERS:

                                 INNOTRAC CORPORATION, a Georgia corporation
                                 (SEAL)

                                 By:     /s/ Scott D. Dorfman
                                     -----------------------------------------
                                         Scott D. Dorfman, Chairman, President
                                         and Chief Executive Officer

                                 Attest: /s/ David L. Gamsey
                                         -------------------------------------
                                         David L. Gamsey, Senior Vice President,
                                         Secretary and Chief Financial Officer

                                 IFULFILLMENT, INC., a Georgia corporation
                                 (SEAL)

                                 By:     /s/ Scott D. Dorfman
                                     -----------------------------------------
                                         Scott D. Dorfman, Chairman, President
                                         and Chief Executive Officer

                                 Attest: /s/ David L. Gamsey
                                         -------------------------------------
                                         David L. Gamsey, Senior Vice President,
                                         Secretary and Chief Financial Officer

                                 LENDER:

                                 SOUTHTRUST BANK, an Alabama banking corporation

                                 By:     /s/ Noble Jones
                                     -----------------------------------------
                                         Noble Jones, Vice President

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